Exhibit 23



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements Nos. 33-66182,
333-04863, 333-03441, 333-06257 and 333-18025.




                                                           ARTHUR ANDERSEN LLP



December 18, 1996
New York, New York